UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina 27410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)On April 30, 2019, the Board of Directors of Unifi, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-laws, effective as of that date, to change the Company’s fiscal year end from the last Sunday in the month of June to the Sunday in June or July nearest June 30 of each year.  Because June 30, 2019 falls on a Sunday, the Company’s fiscal year end date for fiscal 2019 will remain June 30, 2019 as previously disclosed, and no transition report will be filed.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Declaration of Amendment to the Amended and Restated By-laws of Unifi, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: May 1, 2019	By:	/s/ CHRISTOPHER A. SMOSNA
Christopher A. Smosna
Vice President, Treasurer & Interim Chief Financial Officer